Exhibit 10.15

                     SPLIT DOLLAR AGREEMENT

       THIS AGREEMENT made and entered into as of this ____ day of _________________, by and between SEMCO Energy, a corporation, with principal offices and place of business in the State of Michigan (hereinafter referred to as the "Company"), and ___________________, an individual residing in the State of Michigan (hereinafter referred to as the "Executive"),

       WITNESSETH THAT:

       WHEREAS, the Executive is and has been employed in a managerial capacity by the Company and has performed valuable services;

       WHEREAS, the Executive wishes to provide life insurance protection for his family in the event of his death, under a policy of life insurance insuring his life (hereinafter referred to as the "Policy"), which is described in Exhibit A attached hereto and by this reference is made a part hereof, and which is being issued by Transamerica Occidental Life Insurance Company (hereinafter referred to as the "Insurer"); and

       WHEREAS, in order to implement a certain Executive Security Agreement entered into as of the same day hereof by and between the Company and the Executive, the Company is willing to pay the premiums due on the Policy as an additional compensation benefit to the Executive on the terms and conditions hereinafter set forth; and

       WHEREAS, the Company is the owner of the Policy and, as such, possesses all incidents of ownership in and to the Policy;
and

       WHEREAS, the Company wishes to retain such ownership rights, in order to secure repayment of (i) the amounts which it will pay toward the premiums on the Policy and (ii) such additional interest the Company may have in the Policy pursuant to this Agreement;

       NOW, THEREFORE, in consideration of the premises and of the mutual promises contained herein, the parties hereto agree as follows:

       1. Purchase of Policy. The Company shall contemporaneously purchase the Policy from the Insurer in the initial face amount of $___________, which face amount shall be subject to increases and/or decreases in dollar amount on the first day of each Plan Year ("Plan Year" is defined, for purposes of this Agreement, to be the one (1) year period beginning on January 1 of each calendar year and continuing through December 31 of the subsequent calendar year), commencing with the

Plan Year that starts on January 1, _____ and continuing for each Plan Year thereafter, in order for the face amount of the Policy to always total at least the sum of (i) and (ii) described in paragraph b of Section 9 below. The parties hereto agree that they will take all necessary action to cause the Insurer to issue the Policy, and shall take any further action which may be necessary to cause the Policy to conform to the provisions of this Agreement. The parties hereto agree that the Policy shall be subject to the terms and conditions of this Agreement and of the endorsement to the Policy filed with the Insurer.

       2. Ownership of Policy. The Company shall be the sole and absolute owner of the Policy, and may exercise all ownership rights granted to the owner thereof by the terms of the Policy, except as may otherwise be provided herein.

       3.      Election of Settlement Option and Beneficiary.
The Executive may select the settlement option for payment of the portion of the death benefit provided under the Policy, and the beneficiary or beneficiaries to receive the portion of policy proceeds, to which the Executive is entitled hereunder, by specifying the same in the Beneficiary Designation Form attached to the above-referenced Executive Security Agreement entered into as of the same day hereof by and between the Company and the Executive. Upon receipt of such Beneficiary Designation Form, the Company shall execute and deliver to the Insurer the forms necessary to elect the requested settlement option and to designate the requested person, persons or entity as the beneficiary or beneficiaries to receive the death proceeds of the Policy in the amount to which the beneficiary or beneficiaries are entitled hereunder. The parties hereto agree to take all action necessary to cause the beneficiary designation and settlement election provisions of the Policy to conform to the provisions hereof. The Company shall not terminate, alter or amend such designation or election without the express written consent of the Executive.

       4. Dividends. The Company shall have the option to apply any dividend declared on the Policy either to purchase one year term insurance on the life of the Executive or to purchase paid-up additional insurance on the life of the Executive, whichever the Company deems appropriate. The parties hereto agree that the dividend election provisions of the Policy shall conform to the provisions hereof.

       5. Payment of Premiums. On or before the due date of each Policy premium, or within the grace period provided therein, the Company shall pay the full amount of the premium to the Insurer, and shall, upon request, promptly furnish the Executive evidence of timely payment of such premium. The Company shall annually furnish the Executive a statement of the amount of income reportable by the Executive for federal and state income tax purposes as a result of the insurance protection provided the Policy beneficiary.

       6. Designation of Policy Beneficiary/Endorsement. Contemporaneously with the execution of this Agreement, the Company has executed a beneficiary designation for and/or an endorsement to the Policy, under the form used by the Insurer for such designations, in order to secure the Company's recovery of the amount of the premiums on the Policy paid by the Company hereunder, plus such additional beneficial interest the Company may have in the Policy pursuant to this Agreement. Such beneficiary designation or endorsement shall not be terminated, altered or amended by the Company, without the express written consent of the Executive. The parties hereto agree to take all action necessary to cause such beneficiary designation or endorsement to conform to the provisions of this Agreement.

       7. Limitations on Company's Rights in Policy. Except as otherwise provided herein, the Company shall neither sell, assign, transfer, surrender or cancel the Policy nor change the beneficiary designation provision thereof without, in any such case, the express written consent of the Executive.

       8. Policy Loans. The Company may pledge or assign the Policy, subject to the terms and conditions of this Agreement, for the sole purpose of securing a loan from the Insurer or from a third party. The amount of such loan, including accumulated interest thereon, shall not exceed the cash surrender value of the Policy (as defined therein) as of the date to which premiums have been paid. Interest charges on such loan shall be paid by the Company. If the Company so encumbers the Policy, other than by a policy loan from the Insurer, then, upon the death of the Executive, the Company shall promptly take all action necessary to secure the release or discharge of such encumbrances.

       9.      Collection of Death Proceeds.

       a. Upon the death of the Executive, the Company shall cooperate with the beneficiary or beneficiaries designated by the Executive to take whatever action is necessary to collect the death benefit provided under the Policy; when such benefit has been collected and paid as provided herein, this Agreement shall thereupon terminate.

       b. Upon the death of the Executive while the Policy and this Agreement are in force, (i) the Company shall have the unqualified right to receive a portion of such death benefit equal to the total amount of the premiums paid by the Company, reduced by any indebtedness against the Policy existing at the death of the Executive (including any interest due on such indebtedness); (ii) the lesser of the balance (after (i) above has been satisfied) of the death benefit provided under the Policy or an amount equal to five hundred percent (500%) of the Executive's base salary (this does not include any bonus or incentive compensation to which the Executive may be entitled) for the Plan Year within which his death occurs shall be paid directly to the beneficiary or beneficiaries designated by the Company at the direction of the Executive, in the manner and in the amount or amounts provided in the beneficiary designation provision of the Policy; and (iii) the Company shall be entitled to receive the balance (after (i) and (ii) above have been satisfied), if any, of the death benefit provided under the Policy. In no event shall the amount payable to the Company hereunder exceed the Policy proceeds payable at the death of the Executive. No amount shall be paid from such death benefit to the beneficiary or beneficiaries designated by the Company at the direction of the Executive, until the total amount of the premiums paid by the Company hereunder, reduced by any indebtedness against the Policy existing at the death of the Executive (including any interest due on such indebtedness), has been paid to the Company. The parties hereto agree that the beneficiary designation provision of the Policy shall conform to the provisions hereof.

       c. Notwithstanding any provision hereof to the contrary, in the event that, for any reason whatsoever, no death benefit is payable under the Policy upon the death of the Executive and in lieu thereof the Insurer refunds all or any part of the premiums paid for the Policy, the Company and the Executive's beneficiary or beneficiaries shall have the unqualified right to share such premiums based (i) on their respective cumulative contributions thereto, if Executive's death is due to suicide within two years after the date of this Agreement, or (ii) in all other situations, on their respective shares of the death benefit that was otherwise to have been paid under the Policy at the death of the Executive.

       10. Termination of the Agreement During the Executive's Lifetime. This Agreement shall terminate, during the Executive's lifetime, without notice, upon the occurrence of any of the following events: (a) total cessation of the Company's business; (b) bankruptcy, receivership or dissolution of the Company; or (c) termination of Executive's employment by the Company for any reason other than Executive's death (whether such cessation of employment is due to the Executive's disability, retirement, voluntary termination or involuntary termination, etc.). However, notwithstanding anything to the contrary contained herein, if the Executive (while an Employee of the Company, as defined in the above-referenced Executive Security Agreement entered into as of the same day hereof by and between the Company and the Executive) shall not then have attained the age of fifty-five (55) years of age when he becomes totally disabled, then Executive will be deemed to be an Employee of the Company for purposes of this Agreement (and the above-referenced Executive Security Agreement) only until Executive attains age 55, at which time Executive will be deemed to have retired. For purposes of this Agreement, "total disability" is defined to mean when, on the basis of medical evidence, it is determined that Executive (i) is disabled to such an extent that he is prevented from any employment with the Company, including a disability resulting from an occupational cause, and (ii) will be disabled permanently.

       11. Insurer Not a Party. The Insurer shall be fully discharged from its obligations under the Policy by payment of the Policy death benefit to the beneficiary or beneficiaries named in the Policy, subject to the terms and conditions of the Policy. In no event shall the Insurer be considered a party to this Agreement, or any modification or amendment hereof. No provisions of this Agreement, nor of any modification or amendment hereof, shall in any way be construed as enlarging, changing, varying or in any way affecting the obligations of the Insurer as expressly provided in the Policy, except insofar as the provisions hereof are made a part of the Policy by the beneficiary designation executed by the Company and filed with the Insurer in connection herewith.

       12. Assignment by Executive. Notwithstanding any provision hereof to the contrary, the Executive shall have the right to absolutely and irrevocably assign by gift all of his right, title and interest in and to this Agreement and to the Policy to an assignee. This right shall be exercisable by the execution and delivery to the Company of a written assignment, in substantially the form attached hereto as Exhibit B, which by this reference is made a part hereof. Upon receipt of such written assignment executed by the Executive and duly accepted by the assignee thereof, the Company shall consent thereto in writing, and shall thereafter treat the Executive's assignee as the sole owner of all of the Executive's right, title and interest in and to this Agreement and in and to the Policy. Thereafter, the Executive shall have no right, title or interest in and to this Agreement or the Policy, all such rights being vested in and exercisable only by such assignee.

       13.     Named Fiduciary, Determination of Benefits, Claims
Procedure and Administration.

       a. The Company is hereby designated as the named fiduciary under this Agreement. The named fiduciary shall have authority to control and manage the operation and administration of this Agreement, and it shall be responsible for establishing and carrying out a funding policy and method consistent with the objectives of this Agreement.

       b.      (1)  Claim.

               A person who believes that he is being denied a benefit to which he is entitled under this Agreement (hereinafter referred to as a "Claimant") may file a written request for such benefit with the Company, setting forth his claim. The request must be addressed to the President of the Company at its then principal place of business.

       (2) Claim Decision. Upon receipt of a claim, the Company shall advise the Claimant that a reply will be forthcoming within ninety (90) days and shall, in fact, deliver such reply within such period. The Company may, however, extend the reply period for an additional ninety
       (90) days for reasonable cause.

       If the claim is denied in whole or in part, the Company shall adopt a written opinion, using language calculated to be understood by the Claimant, setting forth: (a) the specific reason or reasons for such denial; (b) the specific reference to pertinent provisions of this Agreement on which such denial is based; (c) a description of any additional material or information necessary for the Claimant to perfect his claim and an explanation why such material or such information is necessary; (d) appropriate information as to the steps to be taken if the Claimant wishes to submit the claim for review; and (e) the time limits for requesting a review under subsection
       (3) and for review under subsection (4) hereof.

       (3) Request for Review. Within sixty (60) days after the receipt by the Claimant of the written opinion described above, the Claimant may request in writing that the Secretary of the Company review the determination of the Company. Such request must be addressed to the Secretary of the Company, at its then principal place of business. The Claimant or his duly authorized representative may, but need not, review the pertinent documents and submit issues and comments in writing for consideration by the Company. If the Company does not request a review of the Company's determination by the Secretary of the Company within such sixty (60) day period, he shall be barred and estopped from challenging the Company's determination.

       (4) Review of Decision. Within sixty (60) days after the Secretary's receipt of a request for review, he will review the Company's determination. After considering all materials presented by the Claimant, the Secretary will render a written opinion, written in a manner calculated to be understood by the Claimant, setting forth the specific reasons for the decision and containing specific references to the pertinent provisions of this Agreement on which the decision is based. If special circumstances require that the sixty (60) day time period be extended, the Secretary will so notify the Claimant and will render the decision as soon as possible, but no later than one hundred twenty (120) days after receipt of the request for review.

       14. Amendment. This Agreement may not be amended, altered or modified, except by a written instrument signed by the parties hereto, or their respective successors or assigns, and may not be otherwise terminated except as provided herein.

       15. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Company and its successors and assigns, and the Executive, his successors, assigns, heirs, executors, administrators and beneficiaries.

       16. Notices. Any notice, consent or demand required or permitted to be given under the provisions of this Agreement shall be in writing, and shall be signed by the party giving or making the same. If such notice, consent or demand is mailed to a party hereto, it shall be sent by United States certified mail, postage prepaid, addressed to such party's last known address as shown on the records of the Company. The date of such mailing shall be deemed the date of notice, consent or demand.

       17. Governing Law. This Agreement, and the rights of the parties hereunder, shall be governed by and construed in accordance with the laws of the State of Michigan.

       IN WITNESS WHEREOF, the parties hereto have executed this Agreement, in duplicate, as of the day and year first above written.

                                SEMCO Energy ("Company")

                                By:______________________________

ATTEST:

_____________________________
Secretary

                                _________________________________
                                ("Employee")

                            EXHIBIT A


The following life insurance policy is subject to the attached
Split Dollar Agreement:


Insurer:                 Transamerica Occidental Life
                         Insurance Company

Insured:                 ______________________

Policy Number:           ______________________

Initial Face Amount:     $_______________

Date of Issue:           ______________________

                            EXHIBIT B

        IRREVOCABLE ASSIGNMENT OF SPLIT-DOLLAR AGREEMENT


       THIS ASSIGNMENT, dated this ______ day of __________________,

       WITNESSETH THAT:

       WHEREAS, the undersigned (the "Assignor") is the Executive party to that certain Split Dollar Agreement (the "Agreement"), dated as of ______________________, by and between the undersigned and SEMCO Energy (the "Company"), which Agreement confers upon the undersigned certain rights and benefits with regard to one or more policies of insurance insuring the Assignor's life; and

       WHEREAS, pursuant to the provisions of said Agreement, the Assignor retained the right, exercisable by the execution and delivery to the Company of a written form of assignment, to absolutely and irrevocably assign all of the Assignor's right, title and interest in and to said Agreement to an assignee; and

       WHEREAS, the Assignor desires to exercise said right:

       NOW, THEREFORE, the Assignor, without consideration, and intending to make a gift, hereby absolutely and irrevocably assigns, gives, grants and transfers to ________________________, (the "Assignee") all of the Assignor's right, title and interest in and to the Agreement and said policies of insurance, intending that, from and after this date, the Agreement be solely between the Company and the Assignee and that hereafter the Assignor shall neither have nor retain any right, title or interest therein.


                                _________________________________
                                Assignor


                    ACCEPTANCE OF ASSIGNMENT

       The undersigned Assignee hereby accepts the above assignment of all right, title and interest of the Assignor therein in and to the Agreement by and between such Assignor and the Company, and the undersigned hereby agrees to be bound by all of the terms and conditions of said Agreement, as if the original Executive party thereto.


                                _________________________________
                                Assignee
Dated:_________________

                      CONSENT TO ASSIGNMENT

       The undersigned Company hereby consents to the foregoing assignment of all of the right, title and interest of the Assignor in and to the Agreement by and between the Assignor and the Company to the Assignee designated therein. The undersigned Company hereby agrees that, from and after the date hereof, the undersigned Company shall look solely to such Assignee for the performance of all obligations under said Agreement which were heretofore the responsibility of the Assignor, shall allow all rights and benefits provided therein to the Assignor to be exercised only by said Assignee, and shall hereafter treat said Assignee in all respects as if the original Executive party thereto.

                                SEMCO Energy

                                By:______________________________

Date:_________________



[FN]
Split Dollar Agreements are in effect for the following
Executives of the Company:

-- Rudolfo D. Cifolelli dated January 19, 1999, in the initial face amount of $625,000, subject to increases and/or decreases commencing with the Plan Year starting January 1, 2000.
-- Sebastian Coppola dated January 18, 1999, in the initial face amount of $950,000, subject to increases and/or decreases commencing with the Plan Year starting
       January 1, 2000.
-- Barrett Hatches dated February 12, 1997, and amended March 31, 1998, in the initial face amount of $487,500, subject to increases and/or decreases commencing with the Plan Year starting January 1, 1999.
-- William Johnson dated February 12, 1997, and amended March 31, 1998, in the initial face amount of $1,150,000, subject to increases and/or decreases commencing with the Plan Year starting January 1, 1999.
--     Carl W. Porter dated February 12, 1997, and amended
       March 31, 1998, in the initial face amount of $828,000, subject to increases and/or decreases commencing with the Plan Year starting January 1, 1999.